














Deutsche Bank 2009 Media & Telecommunications Conference

March 2-4, 2009

Meredith CORPORATION

Safe Harbor

This presentation and management's public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management's current knowledge and estimates of factors affecting the Company's operations. Statements in this presentation that are forward-looking include, but are not limited to, the statements regarding broadcast pacings, publishing advertising revenues, as well as any guidance related to the Company's financial performance.

Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, or syndicated programming costs; changes in television network affiliation agreements; technological developments affecting products or the methods of distribution; changes in government regulations affecting the Company's industries; unexpected changes in interest rates; and the consequences of any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Agenda

- Meredith Overview
- Strategic Initiatives
- Financial Overview

Broad Media and Marketing Footprint

NATIONAL BRANDS
Revenues: $1 billion

- 25 Subscription titles
- 150 Newsstand titles

LOCAL BRANDS
Revenues: $300 million

- 12 television stations
- 10% of U.S. households

ONLINE & DIVERSIFIED
Revenues: $300 million



- 40+ Web sites
- Broadband Video
- Integrated Marketing
- Brand Licensing

Balanced Revenue Mix

ADVERTISING REVENUES: 60%

NON-ADVERTISING REVENUES: 40%


Better Homes and Gardens
Parents
Mind, Body + Spirit fitness
FOX 12 OREGON
KPTV · PORTLAND
my ksmo TV .com
KCTV 5 KANSAS CITY
FRANCHISING
SETTLEMENT
MORTGAGE
BROKERAGE
RELOCATION
REALOGY
O'GRADY MEYERS
INTERACTIVE AGENCY
Better Homes New COOK BOOK

Powerful National Consumer Connection

Readership in Millions

	1998	2008
Better Homes and Gardens	34	40
Special Interest Media	18	21
Ladies' Home Journal	16	13
Other	6	9
Subtotal	74	83
Family Circle	22	21
Parents	12	16
American Baby	6	7
Fitness	6	6
More	NA	2
Subtotal	46	52
TOTAL	120	135

+13%

Source: Fall 1998 & 2008 MRI Reports

Meredith CORPORATION

6

Growing Local Consumer Connection

Meredith Television Stations

	CY03	CY08
Market growth	10M HH	11M HH
News hours	240	380
Morning news viewership	330,000	420,000
Late news viewership	900,000	1 Million

Source: Nielsen

Growing Online and Video Portfolio

NATIONAL BRANDS


More.com
Meredith Vieira
Parents.com
Biggest Parenting Trends in 2009
Better Homes
Celebrate 2009!
PLAY & WIN
FREE

- 25 websites
- 12 million unique visitors
- 150 million page views
- 3.3 million online subscriptions

LOCAL BRANDS


CBS 5 News Makes Mornings Easier
FOX
WEATHER
46 NEWS

- 18 websites
- 8 million unique visitors
- 35 million page views
- Mobile platforms

BROADBAND

Better

Parents tv

- 2 Broadband channels
- 2.3 million video clips
- Video on demand
- Custom production

Agenda

- Meredith Overview

- Strategic Initiatives
  - **Gain market share across businesses**
  - Grow new revenue streams
  - Exercise disciplined expense management

- Financial Overview

Powerful Brands Across Life Stages

HOME/SHELTER


Better Homes and Gardens
color schemes
Midwest Living
Traditional Home
ReadyMade
NEED SPACE?
Renovation Style
Affordable Luxuries

PARENTHOOD/FAMILY


american baby
Parents
52 HOT HOLIDAY TOYS
Parents
american baby
FamilyCircle
FamilyCircle
Love Your Life

WOMEN'S HEALTH & LIFESTYLE


fitness
Home Journal
heart-healthy LIVING
diabetic LIVING
More
More
OVER 40 WAS NEVER LIKE THIS!
fitness
body & spirit

Ad Category Concentration and Historical Growth

	Calendar 2001*	Calendar 2008*	7-Year Cumulative Industry Growth**
Food	12%	22%	+7%
Cosmetics	7%	11%	+5%
Pharmaceutical	7%	11%	+26%
Non-DTC	3%	5%	+27%
Retail	4%	5%	+13%
Home	24%	9%	-28%
Direct Response	17%	11%	-21%
Travel	5%	4%	-5%

*Meredith data

** TNS Media Intelligence, Jan.-Dec. 2001 & 2008

Corporate Sales Strategies

- Maximize salesforce efficiency
- Stress efficiency of portfolio:
  - Broad reach
  - Value
- Emphasize bundled programs


MORE + LESS = GREATER RESULTS
Better Homes and Gardens
Family Circle
Ladies' Home Journal
Parents
IN THIS ECONOMY,
ARE YOUR MEDIA DOLLARS
WORKING AS HARD AS YOU ARE?
Probably not if you're spending the bulk of your dollars with Martha Stewart Living, Real Simple and The Oprah Magazine. Our flagship brands deliver the same quality audience and trusted content for a lot less out of pocket and a lower CPM.
For a greater return on your media investment, contact Michael Brownstein, Sr. Vice President, at michael@meredith.com.
Meredith
We inspire. She makes it happen.

Strategic Sales Strategies

- Access more clients directly
- Forge deeper senior-level ties
- Sell solutions, not only ad space
- Emphasize consumer insights


Meredith360°
INSIGHT
STRATEGY
ACTIVATION
MEASUREMENT

Diverse Local Portfolio in Fast-Growing Markets

STAND-ALONE STATIONS

DUOPOLIES/CLUSTERS

CORNERSTONES/BRANDED PROGRAMS


Decorating Ideas
back to school
inspiration

Strategic Initiatives to Grow Local Revenues

- Expand and improve news
- Increase and monetize ratings
- Grow core advertising revenues
  - Special sales initiatives
  - Contests and incentives
- Emphasize proprietary and new programs
  - Cornerstones
  - Job Connections
  - Product Integration and Sponsorships
  - Better Health
  - Cool Schools

Strong Growth in Ratings

- #1 across all time periods
- #1 in afternoon and evening news
- #1 in morning and late news
- #2 in late news (best performance ever)

Other highlights

Morning news	+30%	+150%	+17%
Late news	+40%	+64%	

Source: Nielsen November 2008

Agenda

- Meredith Overview
- Strategic Initiatives
  - Gain market share across businesses
  - **Grow new revenue streams**
  - Exercise disciplined expense management
- Financial Overview

Growing New Revenue Streams

INTEGRATED MARKETING


genex.
DODGE
STREETS OF L.A.
figure
very best kids
Spring!
directive
NMS
new media strategies
O'GRADY MEYERS

INTERACTIVE MEDIA


More.com
AgricultureOnline!
$10,000 Kitchen Giveaway

BRAND LICENSING


Walmart
REALOGY
UNIVERSAL
FURNITURE
Parents

HISPANIC VENTURES


kids
Padres
mujer
meses
esper

TV, WEB, BROADBAND/RETRANSMISSION


Better.tv

Meredith Integrated Marketing

Transforming from a vendor to strategic partner

CUSTOM PUBLISHER	→	RELATIONSHIP MARKETER
• Brand Messaging		• Brand Marketing
• Awareness/intent to purchase		• Calls to action
• Responsive/executional		• Proactive & Strategic
• Ink-on-paper/magazine		• Robust online & offline capabilities
• Turn-key/flat-fee solutions		• Fees based on blended rates
VENDOR	→	**PARTNER**

Boost Online Presence and Grow Revenues



The Better Homes and Gardens Network

Better Homes and Gardens
Better Recipes
Mixing Bowl



The Parents Network

Parents
American Baby
Family Circle

Meredith WOMEN'S NETWORK



The Real Girls Network

Divine Caroline
Fitness
More
Ladies' Home Journal

Grow Brand Licensing

- **Walmart**
  - Sales on track to meet expectations
  - SKUs to double to 1,000 in 2009
  - Exploring additions to program
- **Universal Furniture**
  - Launched fourth BHG furniture line
- **Target**
  - Parents-branded children's toys

Increase TV Retransmission Revenues


$4
$8
$15
FY06
(Actual)
FY08
(Actual)
FY10
(Estimate)

$ in millions

Agenda

- Meredith Overview
- Strategic Initiatives
  - Gain market share across businesses
  - Grow new revenue streams
  - **Exercise disciplined expense management**
- Financial Overview

Actions Taken

- Departmental efficiencies
- Reductions in workforce
- Strategic vendor sourcing initiative
- Reduced capital expenditures
- Aggressive working capital management

Agenda

- Meredith Overview
- Strategic Initiatives
- **Financial Overview**

Strong Operating Cash Flow


12% CAGR
$163
$171
$194
$211
$256
2004
2005
2006
2007
2008

$ in millions

Cash Flow Fiscal 1999 through 2008

Operating Cash Flow	$1,700
Net Debt	300
Stock Option Exercises	200
Available Cash	$2,200
Acquisitions, Net of Dispositions	$1,000
Share Repurchases	700
Capital Expenditures	300
Dividends	200
Utilization of Cash	$2,200

$ in millions

Calendar Year Dividends Per Share


12% CAGR
$0.30
$0.32
$0.34
$0.36
$0.38
$0.48
$0.56
$0.64
$0.74
$0.86
$0.90
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Conservative Capital Structure

- $455 million total debt
- 4.4% cost of debt
- 1.7x debt to EBITDA

As of Dec. 31, 2008

Current Valuation Metrics

- Current dividend yield: 7.0%
- EPS multiple: 4.9x
- EBITDA multiple to market capitalization: 2.1x
- EBITDA multiple to total capitalization: 3.8x

As of Feb. 27, 2009 using trailing 4 quarters actual results, excluding special items

Summary

- Vibrant and profitable media assets and brands
- Growing online and video presence
- Comprehensive Integrated Marketing capabilities
- Growing brand licensing revenues
- Strong financial foundation
















Deutsche Bank 2009 Media & Telecommunications Conference
March 2-4, 2009

Meredith CORPORATION